Exhibit 10.1

AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (the "Amendment") is made and entered into as of August 18, 2014, by and among Vision Opportunity Master Fund, Ltd. (the "Holder"), and Juhl Energy, Inc., a Delaware corporation (the "Borrower"). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Original Promissory Note (as defined below).

RECITALS

WHEREAS, the Borrower issued that certain Promissory Note to the Holder on April 1, 2014 (the "Original Promissory Note");

WHEREAS, as of the date of this Amendment the current outstanding principal on the Original Promissory Note is $1,943,738.00 and the Borrower is not in default;

WHEREAS, the Borrower wishes for Holder to extend the Maturity Date until July 31, 2015 and Holder has, therefore, requested as consideration for this extension that Borrower pay one hundred thousand dollars ($100,000.00) as a onetime cash payment to Holder no later than August 22, 2014 (the "Extension Payment").

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	The Maturity Date is amended from May 1, 2015 to July 31, 2015, as defined in the introductory paragraph of the Original Promissory Note.

2.	The Extension Payment shall be paid by the Borrower to the Holder on or before August 22, 2014 pursuant to the wire instructions as set forth on Exhibit A of the Original Promissory Note.

3.	Upon Holder's receipt of the Extension Payment from Borrower the outstanding principal on the Original Promissory Note will be reduced to $1,843,738.00.

4.

The Holder and Borrower acknowledge that the Extension Payment being paid by the Borrower pursuant to this Amendment shall in no way be considered an Accelerated Payment as that term is defined in the Original Promissory Note.

5.	Borrower's satisfaction of the Extension Payment shall in no way affect the Monthly Amount of the Minimum Monthly Principal Payments as described in Section 1.2 of the Original Promissory Note.

6.

Except as expressly set forth herein, all of the terms and conditions to the Original Promissory Note shall continue in full force and effect after the execution of this Amendment and shall not be in any way changed, modified or superseded by the terms set forth herein.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date set forth above.

BORROWER: JUIIL ENERGY, INC.

By:	/s/ John Mitola
John Mitola
President

HOLDER: VISION OPPORTUNITY MASTER FUND, LTD.

By:	/s/ Adam Benowitz
Adam Benowitz
Director